Exhibit 10.03

                       AMENDMENT NO. 6 TO CREDIT AGREEMENT

        THIS AMENDMENT NO. 6 TO CREDIT AGREEMENT ("AMENDMENT NO. 6") is dated as of December 3, 1998, and is by and among FEDERATED INVESTORS, INC., a Pennsylvania corporation (the "BORROWER"), the BANKS set forth therein (collectively, the "BANKS"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "AGENT").

        WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Senior Secured Credit Agreement dated as of January 31, 1996, as amended by Amendment No. 1 to Credit Agreement dated as of June 27, 1996, Amendment No. 2 to Credit Agreement dated as of December 13, 1996 and Amendment No. 3 to Credit Agreement dated as of October 1, 1997, Amendment No. 4 to Credit Agreement dated as of May 11, 1998 and Amendment No. 5 to Credit Agreement dated as of July 17, 1998 (the "CREDIT AGREEMENT");

        WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the same meanings given to them in the Credit Agreement; and

        WHEREAS, the Borrower, the Banks and the Agent wish to amend the Credit Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

1.      DEFINITIONS.

               Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

2.      AMENDMENT OF CREDIT AGREEMENT.

(a) The definition of Certain Fixed Charges in Section 1.1 of the Credit Agreement [Certain Definitions] is hereby amended by inserting the following immediately before the end of the definition:

     "plus (iii) all stock repurchase payments made pursuant to Section 8.2(i)(iv)."

(b) Section 8.2(i)(ii) of the Credit Agreement [Dividends and Related Distributions] is hereby amended by inserting immediately before the beginning of such clause the following:

     "in addition to  repurchases  of  Unpledged  Shares  permitted  pursuant to
Section 8.2(i)(iv) below,"

(c) Section 8.2 (i)(iv) of the Credit Agreement [Dividends and Related Distributions] is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

                      "(iv) during the Borrower's fiscal year 1998 and thereafter, so long as (A) no Event of Default or Potential Default has occurred and is continuing,

and (B) the Borrower is in compliance with Section 8.2(a), in the case of both clauses (A) and (B) after giving effect to any such dividend or stock repurchase payment, the Borrower may (1) make dividend payments with respect to the Common Shares and in an amount not to exceed, and (2) in addition to repurchases of Unpledged Shares permitted pursuant to Section 8.2(i)(ii) above, repurchase Unpledged Shares for an amount not to exceed, in any fiscal year on a cumulative basis for clauses (1) and (2), $20,000,000 plus 50% of any net income (or minus 100% of any net loss) of the Borrower and its Subsidiaries from January 1, 1998 through the date of payment."

(d) Section 3(B)(ii) of Exhibit L [Form of Compliance Certificate] to the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

 "(ii) for any period of determination after fiscal year 1996

  (a)    (1)   scheduled principal payments on Indebtedness of the       $_____
               Borrower

         (2)   dividend payments on the Common Shares actually paid in   $_____
               cash

         (3)   stock repurchase payments pursuant to Section 8.2(i)(iv)  $_____

  (b)    Sum of Items (1), (2) and (3)                                   $____"

3. CONDITIONS OF EFFECTIVENESS OF AMENDMENT OF CREDIT AGREEMENT. The effectiveness of the amendment of the Credit Agreement is expressly conditioned upon satisfaction of each of the following conditions precedent on the date hereof:

(a) REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. The representations and warranties of the Borrower contained in Article VI of the Credit Agreement shall be true and accurate on the date thereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Borrower shall have performed and complied with all covenants and conditions under the Senior Loan Documents and hereof; and no Event of Default or Potential Default under the Credit Agreement and the other Senior Loan Documents shall have occurred and be continuing or shall exist.

(b) AUTHORIZATION AND INCUMBENCY. There shall be delivered to the Agent for the benefit of each Bank a certificate, dated as of the date hereof, and signed by the Secretary or an Assistant Secretary of the Borrower, certifying as appropriate as to:

(i) all action taken by the Borrower in connection with this Amendment and the other Loan Documents; and

(ii) the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this
                                    Section 3 and the true signatures of such officer or officers and, in the case of the Borrower, specifying the Authorized Officers permitted to act on behalf of the Borrower for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Bank may conclusively rely.

(c) ACKNOWLEDGMENT. Each of the Loan Parties, other than the Borrower, shall have executed the Confirmation in the form attached hereto as EXHIBIT 1 hereto.

(d) LEGAL DETAILS; COUNTERPARTS. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, the Agent shall have received from the Borrower and the Required Banks an executed original of this Amendment and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

4. FEES AND EXPENSES. The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all legal costs, expenses and disbursements relating to this Amendment No. 6 which are payable by the Borrower as provided in Sections 10.5 and 11.3 of the Credit Agreement.

5. FORCE AND EFFECT. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

6. GOVERNING LAW. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                            [SIGNATURE PAGES FOLLOW]







          SIGNATURE PAGE 1 OF 2 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT

        IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 6 as of the date first above written.

                     FEDERATED INVESTORS, INC.

                     By: /s/ J. Christopher Donahue
                     Title:  President

                     PNC BANK, NATIONAL ASSOCIATION
                     individually and as Agent

                     By:    [signature illegible]
                     Title: Vice President

                     BANK OF AMERICA NT&SA

                     By:  /s/ John G. Hayes
                     Title:   Vice President

                     STATE STREET BANK AND TRUST COMPANY

                     By:  /s/ David V. Cox
                     Title:   Vice President

                     MORGAN GUARANTY TRUST COMPANY
                     OF NEW YORK

                     By:
                     Title:

                     COMMERZBANK AKTIENGESELLSCHAFT
                     NEW YORK BRANCH

                     By:  /s/ William M. Earley;  /s/ Edward J. McDonnell III
                     Title:   Vice President;         Vice President





          SIGNATURE PAGE 2 OF 2 TO AMENDMENT NO. 6 TO CREDIT AGREEMENT

                     THE BANK OF NEW YORK

                     By:     [signature illegible]
                     Title:  Assistant Vice President

                     THE BANK OF NOVA SCOTIA

                     By:  /s/ F.C.H. Ashby
                     Title:   Senior Manager Loan Operations

                     FIRST UNION NATIONAL BANK

                     By:     [signature illegible]
                     Title:  [title illegible]

                     NATIONSBANK, N.A.

                     By:     [signature illegible]
                     Title:  Senior Vice President

                     NATIONAL CITY BANK OF PENNSYLVANIA

                     By:     [signature illegible]
                     Title:  Assistant Vice President

                     STAR BANK, N.A.

                     By:     [signature illegible]
                     Title:  Vice President

                     THE CHASE MANHATTAN BANK

                     By:  /s/ Gail Wein
                     Title:   Vice President





                                  CONFIRMATION

        Reference is hereby made to that certain Senior Secured Credit Agreement by and between FEDERATED INVESTORS, INC. (successor by merger to Federated Investors), the BANKS set forth therein and PNC BANK, NATIONAL ASSOCIATION, as Agent for the Banks dated as of January 31, 1996, as amended (the "CREDIT AGREEMENT"). All terms used herein unless otherwise defined herein shall have the meanings given to them in the Credit Agreement.

        On the date hereof, the Borrower, the Banks and the Agent are entering into that certain Amendment No. 6 to Credit Agreement (the "AMENDMENT"), a copy of which has been provided to the undersigned. This Confirmation is delivered to the Bank pursuant to Section 3(c) of the Amendment.

        Pursuant to the Credit Agreement, on the Closing Date (i) the Borrower, the Pledging Subsidiaries and the holders of the Class A Shares entered into that certain Pledge Agreement in favor of the Agent for the benefit of the Banks (the "PLEDGE AGREEMENT"), (ii) the Grantors entered into that certain Security Agreement in favor of the Agent for the benefit of the Banks (the "SECURITY AGREEMENT") and (iii) the Borrower and its Subsidiaries entered into that certain Intercompany and Subordination Agreement in favor of the Agent for the benefit of the Banks (the "INTERCOMPANY SUBORDINATION AGREEMENT"). This Confirmation will confirm to the Agent and the Banks that the undersigned Pledging Subsidiaries, holders of the Class A Shares, Grantors and Subsidiaries of the Borrower have read and understand the Amendment which amends Section 8.2(i)(iv) of the Credit Agreement [Dividends and Related Distributions] as set forth therein.

        The Pledging Subsidiaries and the holders of the Class A Shares hereby ratify and confirm the Pledge Agreement. The Grantors hereby ratify and confirm the Security Agreement. The Subsidiaries of the Borrower hereby ratify and confirm the Intercompany Subordination Agreement.

                            [SIGNATURE PAGES FOLLOW]





                     [SIGNATURE PAGE 1 OF 5 OF CONFIRMATION]

     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned, by their duly authorized officers, have executed this Confirmation as of November ___, 1998.

                     ADVANCED INFORMATION SERVICES

                     By:  /s/ James G. Wallace
                     Title:   James G. Wallace, Vice President

                     EDGEWOOD SERVICES, INC.

                     By:  /s/ Lawrence Caracciolo
                     Title:   Lawrence Caracciolo, President

                     FEDERATED ADMINISTRATIVE SERVICES

                     By:  /s/ Arthur L. Cherry
                     Title:   Arthur L. Cherry, President

                     FEDERATED ADMINISTRATIVE SERVICES, INC.

                     By:  /s/ Arthur L. Cherry
                     Title:   Arthur L. Cherry, President

                     FEDERATED ADVISERS

                     By:  /s/ J. Christopher Donahue
                     Title:   J. Christopher Donahue, President





                     [SIGNATURE PAGE 2 OF 5 OF CONFIRMATION]

                     FEDERATED INVESTORS TRUST CO.

                     By:  /s/ James F. Getz
                     Title:   James F. Getz, President

                     FEDERATED FINANCIAL SERVICES, INC.

                     By:  /s/ John W. McGonigle
                     Title:   John W. McGonigle, President

                     FEDERATED GLOBAL RESEARCH CORP.

                     By:  /s/ J. Christopher Donahue
                     Title:   J. Christopher Donahue, President

                     FEDERATED INTERNATIONAL MANAGEMENT LIMITED

                     By:  /s/ J. Crilley Kelley
                     Title:   J. Crilley Kelley, Company Secretary

                     FEDERATED INVESTMENT COUNSELING

                     By:  /s/ John B. Fisher
                     Title:   John B. Fisher, President

                     FEDERATED INVESTORS BUILDING CORP.

                     By:  /s/ John W. McGonigle
                     Title:   John W. McGonigle, President





                     [SIGNATURE PAGE 3 OF 5 OF CONFIRMATION]

                     FEDERATED INVESTORS INSURANCE, INC.

                     By:  /s/ John W. McGonigle
                     Title:   John W. McGongile, President

                     FEDERATED INVESTORS MANAGEMENT COMPANY

                     By:  /s/ John W. McGonigle
                     Title:   John W. McGonigle, President

                     FEDERATED MANAGEMENT

                     By:  /s/ J. Christopher Donahue
                     Title:   J. Christopher Donahue, President

                     FEDERATED RESEARCH

                     By:  /s/ J. Christopher Donahue
                     Title:   J. Christopher Donahue, President

                     FEDERATED RESEARCH CORP.

                     By:  /s/ J. Christopher Donahue
                     Title:   J. Christopher Donahue, President

                     FEDERATED SECURITIES CORP.

                     By:  /s/ James F. Getz
                     Title:   James F. Getz, President - Broker/Dealer




                     [SIGNATURE PAGE 4 OF 5 OF CONFIRMATION]

                     FEDERATED SERVICES COMPANY

                     By:  /s/ Arthur L. Cherry
                     Title:   Arthur L. Cherry, President

                     FEDERATED SHAREHOLDER SERVICES

                     By:  /s/ John W. McGonigle
                     Title:   John W. McGonigle, President

                     FEDERATED SHAREHOLDER SERVICES COMPANY

                     By:  /s/ Arthur L. Cherry
                     Title:   Arthur L. Cherry, President


                     FFSI INSURANCE AGENCY, INC.

                     By:  /s/ John W. McGonigle
                     Title:   John W. McGonigle, President

                     FII HOLDINGS, INC.

                     By:  /s/ John W. McGonigle
                     Title:   John W. McGonigle, President

                     PASSPORT RESEARCH, LTD.

                     By:  /s/ J. Christopher Donahue
                     Title:   J. Christopher Donahue, President





                     [SIGNATURE PAGE 5 OF 5 OF CONFIRMATION]

                     RETIREMENT PLAN SERVICE COMPANY OF AMERICA

                     By:  /s/ Arthur L. Cherry
                     Title:   Arthur L. Cherry, Chairman

                     THE VOTING SHARES IRREVOCABLE TRUST

                     By:  /S/ J. CHRISTOPHER DONAHUE
                              J. Christopher Donahue, Trustee

                     By: /S/ JOHN F. DONAHUE
                             John F. Donahue, Trustee

                     By: /S/ RHODORA J. DONAHUE
                             Rhodora J. Donahue, Trustee